CAPITAL STOCK	12 Months Ended
Mar. 31, 2012
CAPITAL STOCK [Text Block]

NOTE 12 - CAPITAL STOCK

The Company is authorized to issue 250,000,000 shares of common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

On September 30, 2011, the Company entered into an At Market Issuance Sales Agreement. Under the agreement, the Company’s board of directors authorized the issuance and sale of shares of the Company’s common stock for aggregate gross sales proceeds of up to $10 million for one year from the date of execution of the agreement. During the year ended March 31, 2012, the Company issued 241,989 common shares.

During the year ended March 31, 2012, the Company issued 76,500 common shares to employees of the Company upon exercise of stock options at a strike price of $1.00 CDN.

On March 10, 2011, the Company issued 705,000 shares for the stock compensation plan (restricted shares) approved on September 10, 2010. The shares will be distributed to qualified recipients according to the approved vesting schedule. The final shares vested on March 11, 2012. See Note 15 for details.

On March 7, 2011, the Company issued 5,000,000 shares of Common Stock at a price of $1.00 per share. Each investor received a Common Stock Purchase Warrant exercisable for 50% of number of shares of Common Stock purchased. Each Warrant will entitle the holder to purchase one additional share of Common Stock for $1.075 per share. The Warrants expired March 3, 2012. The issue included a placement agent fee of 112,000 Common Shares and 56,000 Broker Warrants with the same terms.

During the year ended March 31, 2011, the Company issued 297,180 common shares to employees of the Company upon exercise of stock options. Common shares of 272,180 were issued at a strike price of $1.00 CDN and 25,000 were issued at $0.92.